Exhibit 32.1

                    CERTIFICATION PURSUANT TO 18 U.S.C. 1350
         (As adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002)

     For the Quarterly Report of Cole Computer Corporation (the "Company")on Form 10-QSB for the period ending March 31, 2004, (the "Report"), the Undersigned Chief Executive Officer and Chief Financial Officer of the Company hereby certify that:

(i) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the periods covered in the Report.


Dated: May 20, 2004


/s/ John Ruth
--------------------------------------
John Ruth, Chief Executive Officer



/s/ Lyndel Lackey
--------------------------------------
Lyndel Lackey, Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Cole Computer Corporation and will be retained by it and furnished to the Securities and Exchange Commission or its staff upon request.

[This Section 906 certification accompanies the Report, but is not "filed" as part of the Report.]